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Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of Merrill Lynch Core Principal Protected Fund (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: June 23, 2003


                                     /s/ Terry K. Glenn
                                     ------------------
                                     Terry K. Glenn,
                                     President of
                                     Merrill Lynch Core Principal Protected Fund

      A signed original of this written statement required by Section 906 has been provided to Merrill Lynch Core Principal Protected Fund and will be retained by Merrill Lynch Core Principal Protected Fund and furnished to the Securities and Exchange Commission or staff upon request.

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Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Core Principal Protected Fund (the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: June 23, 2003


                                     /s/ Donald C. Burke
                                     -------------------
                                     Donald C. Burke,
                                     Chief Financial Officer of
                                     Merrill Lynch Core Principal Protected Fund

      A signed original of this written statement required by Section 906 has been provided to Merrill Lynch Core Principal Protected Fund and will be retained by Merrill Lynch Core Principal Protected Fund and furnished to the Securities and Exchange Commission or staff upon request.